EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of U.S. Auto Parts Network, Inc. (the “Company”) on Form 10-K for the fiscal year ended January 1, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Theodore Sanders, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2011

/s/ THEODORE SANDERS
Theodore Sanders
Chief Financial Officer